February 27, 2019

THE Government Street Funds

The Government Street Equity Fund

Ticker Symbol: GVEQX

The Government Street Mid-Cap Fund

Ticker Symbol: GVMCX

The Alabama Tax Free Bond Fund

Ticker Symbol: ALABX

Supplement to the Prospectus dated August 1, 2018

Effective immediately, The Alabama Tax Free Bond Fund (the “Alabama Fund”) has terminated the public offering of its shares. Shares of the Alabama Fund are no longer available for purchase.

The Alabama Fund’s Board of Trustees has approved the mandatory redemption of all of the Alabama Fund’s shares, termination of its public offering and the liquidation of the Alabama Fund as being in the best interests of the Alabama Fund and its shareholders. It is anticipated that all outstanding shares of the Alabama Fund will be redeemed and the Alabama Fund will discontinue operations on or about March 21, 2019. The Alabama Fund will continue to declare dividends from net investment income each business day until it discontinues operations.

Shareholders may continue to freely redeem their shares on each business day during the Alabama Fund’s liquidation process. As part of this process, all of the Alabama Fund's portfolio securities will be liquidated in an orderly manner before March 21, 2019. As a result, the Alabama Fund’s normal exposure to Alabama tax-exempt obligations will be reduced and eventually eliminated and shareholders should not expect the Alabama Fund to achieve its stated investment objectives.

As noted above, the Alabama Fund expects that the mandatory redemption of all of its remaining outstanding shares will occur on or about March 21, 2019. Any shareholder remaining in the Alabama Fund on such date will receive the net asset value per share for all shares owned on such date and such proceeds will be mailed to the shareholder’s address of record.

This transaction will be considered for tax purposes a sale of the Alabama Fund’s shares by shareholders. Shareholders should consult with their own tax advisors to ensure the proper treatment on their income tax returns.

As of March 21, 2019, all references to the Alabama Fund contained in the Prospectus and Statement of Additional Information should be disregarded.

If you have any questions regarding the Alabama Fund, please call 1-866-738-1125.

Please Retain this Supplement for Future Reference